UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain
                                Officers.

Employment Agreement for Raj Mehra

On May 7, 2010, Middleburg Financial Corporation (the “Company”) entered into an employment agreement with Raj Mehra (the “Mehra Employment Agreement”), the Company’s Executive Vice President and Chief Financial Officer.  The term of the Mehra Employment Agreement is deemed to have commenced on May 1, 2010 and will continue until April 30, 2012, unless it is terminated earlier in accordance with its provisions.  Beginning on April 30, 2012 and each April 30 thereafter, the term of the Mehra Employment Agreement will automatically extend for an additional year, unless notice of non-renewal is provided or employment otherwise terminates under the Mehra Employment Agreement.  The Mehra Employment Agreement provides for an initial base salary of $190,000 per year.  Mr. Mehra is eligible to receive base salary increases and incentive, bonus compensation or other compensation as the Board of Directors may determine.  He is also entitled to participate in the Company’s employee benefit plans and programs for which he is or will be eligible.  Mr. Mehra will receive six weeks of paid time off each year.

The Mehra Employment Agreement provides for the termination of Mr. Mehra’s employment by the Company without “cause” and termination by him for “good reason” (as those terms are defined in the Mehra Employment Agreement). Termination under either of these circumstances will entitle Mr. Mehra to receive the following:

•	his salary earned through the date of termination and accrued but unused paid time off;
•	an amount equal to 200% of his current rate of annual salary then in effect;
•	any bonus or other short term incentive compensation earned, but not yet paid, for prior years;
•	the pro rata amount of any bonus or other short term incentive compensation that he would have received in the year in which his employment terminates; and
•	if Mr. Mehra timely elects COBRA coverage, his then current benefits under group health and dental plans for the longer of one year or the remainder of the term of the Mehra Employment Agreement.

    Mr. Mehra will not be entitled to any such compensation and benefits if he breaches any of the covenants in the Mehra Employment Agreement relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. He will also not be entitled to any compensation or other benefits under the Mehra Employment Agreement if his employment is terminated for cause.

    If Mr. Mehra is terminated without cause or resigns for good reason within one year following a “change of control” (as defined in the Mehra Employment Agreement), he will receive an amount equal to 200% of his highest annual cash compensation earned after 2009 (subject to reduction to the extent that such payment constitutes an “excess parachute payment” under the Internal Revenue Code of 1986, as amended).

     The Mehra Employment Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The covenant not to compete continues generally for a period of 12 months following the last day of his employment, and the non-solicitation covenant continues generally for a period of 24 months following the last day of his employment.

     The full text of the Mehra Employment Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

             Employment Agreement for Arch A. Moore, III

            Also on May 7, 2010, the Company entered into an employment agreement with Arch A. Moore, III (the “Moore Employment Agreement”), the Company’s Executive Vice President and Chief Lending Officer.  The Moore Employment Agreement supersedes and replaces Mr. Moore’s employment agreement dated September 17, 2007 (the “Prior Moore Employment Agreement”), which is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2007 and incorporated herein by reference.  Except as set forth below, the material terms of the Moore Employment Agreement are substantially similar to the Prior Moore Employment Agreement.

The term of the Moore Employment Agreement is deemed to have commenced on May 1, 2010 and will continue until April 30, 2012, unless it is terminated earlier in accordance with its provisions.  Beginning on April 30, 2012 and each April 30 thereafter, the term of the Moore Employment Agreement will automatically extend for one additional year, unless notice of non-renewal is provided or employment otherwise terminates under the Moore Employment Agreement.  The Moore Employment Agreement provides for a base salary of $206,142 per year.

The Moore Employment Agreement also is revised from the Prior Moore Employment Agreement to provide that Mr. Moore will receive an amount equal to 200% of his annual salary instead of 100% in the event the Company terminates his employment without “cause” or he terminates his employment for “good reason” (as those terms are defined in the Moore Employment Agreement).

The Moore Employment Agreement also contains several immaterial revisions from the Prior Moore Employment Agreement, including revisions to comply with Section 409A of the Internal Revenue Code.

The full text of the Moore Employment Agreement is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Supplement Benefit Plan

The Company also amended and restated its Supplemental Benefit Plan (the “SERP”) on May 7, 2010.  The amendments to the SERP include: (i) the addition of a lump sum payment to a participant’s beneficiary in the amount of the balance of the participant’s account in the event of the participant’s death while employed by the Company; (ii) revisions to the participants’ benefit formulas; and (iii) other immaterial revisions, including revisions to comply with Section 409A of the Internal Revenue Code.

In addition, Raj Mehra is added as a participant in the SERP as of May 7, 2010.

The full text of the SERP is attached as Exhibit 10.3 to this report and is incorporated by reference into this Item 5.02.

Item 9.01.              Financial Statements and Exhibits.

    (d)               Exhibits.

Exhibit No.                                 Description

10.1                                      Employment Agreement, dated May 7, 2010, by and between Middleburg Financial Corporation and Raj Mehra.

10.2                                      Employment Agreement, dated May 7, 2010, by and between Middleburg Financial Corporation and Arch A. Moore, III.

10.3                                      Supplemental Benefit Plan, as amended and restated effective May 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDDLEBURG FINANCIAL CORPORATION
                        (Registrant)

Date:  May 12, 2010                                                                                   By:  /s/Gary R. Shook
              Gary R. Shook
              President
              Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                  Description

10.1                                      Employment Agreement, dated May 7, 2010, by and between Middleburg Financial Corporation and Raj Mehra.

10.2                                      Employment Agreement, dated May 7, 2010, by and between Middleburg Financial Corporation and Arch A. Moore, III.

10.3                                      Supplemental Benefit Plan, as amended and restated effective May 7, 2010.